Exhibit 99.1

Q2 2026 ABS

Technical Due Diligence Report

Palmetto Clean Technology Inc.

Document No. 10621597-HOU-R-01

Issue: B, Status: Final

Date: 23 April 2026

IMPORTANT NOTICE AND DISCLAIMER

This document is intended for the sole use of the Customer as detailed on page iii of this document, to whom it is addressed and who has entered into a written agreement with the DNV entity issuing this document (“DNV”). No other person or entity is entitled to rely on this document for any purpose. To the maximum extent permitted by law, neither DNV nor any its group companies (collectively the “Group”) assumes any responsibility or liability whether in contract, tort (including without limitation negligence), or otherwise, to any Third Party (being any individual or entity other than the Customer). No company in the Group other than DNV shall be liable for any loss or damage whatsoever suffered by virtue of any act, omission or default (whether arising by negligence or otherwise) by DNV, the Group or any of its or their servants, subcontractors or agents. To the extent that any Third Party is deemed to have a right to rely on this document by operation of law, statute, or otherwise, such reliance is subject to DNV’s standard reliance letter terms, including without limitation, the limitation of liability, such that DNV’s total liability shall never exceed the lesser of i) five (5) times the remuneration payable to DNV for the work performed pursuant to the Agreement, and ii) USD300,000 (three hundred thousand United States dollars) in the aggregate.

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Any estimates or predictions are subject to factors not all of which are within the scope of this document and nothing in this document guarantees any particular performance or output.

DNV Document No.: 10621597-HOU-R-01, Issue: B, Status: Final – www.dnv.com	Page i

Project name:	Q2 2026 ABS	DNV Energy Systems

Report title:	Technical Due Diligence Report	Renewables & Power Grids

Customer:	Palmetto Clean Technology Inc.	1999 Harrison Street, Suite 2150

	997 Morrison Drive, Suite 200 Charleston, SC 29403	Oakland, CA 94612

Contact person:	Andrew O’Brien	Tel: +1 510-891-0446

Date of issue:	23 April 2026

Proposal reference:	OPP-00461779-SF-P-01-A

Document No.:	10621597-HOU-R-01

Task and objective:

The Report describes DNV’s technical due diligence review, in its capacity as Independent Engineer, for a residential, third-party owned portfolio.

Prepared by:	Verified by:	Approved by:

Rebecca Ambresh	Sarah Heller	Ben Dodge

Consultant	Consultant	Team Lead

Distribution outside of DNV:

☐ PUBLISHED	Available for information only to the general public (subject to the above Important Notice and Disclaimer).

☒ CUSTOMER’S DISCRETION	Distribution for information only at the discretion of the Customer (subject to the above Important Notice and Disclaimer and the terms of DNV’s written agreement with the Customer).

☐ CONFIDENTIAL	Not to be disclosed outside the Customer’s organization.

☐ NONE	Not to be disclosed outside of DNV.

© 2026 DNV Energy USA Inc. All rights reserved.

Reference to part of this report which may lead to misinterpretation is not permissible.

Issue	Date	Status	Reason for Issue	Prepared by	Verified by	Approved by
A	16 April 2026	DRAFT	Preliminary Report	R. Ambresh	D. Karnosky	S. Heller

B	23 April 2026	FINAL	BESS equipment replacement modeling	R. Ambresh	S. Heller	B. Dodge

DNV Document No.: 10621597-HOU-R-01, Issue: B, Status: Final – www.dnv.com	Page ii

Table of contents

1	INTRODUCTION		1

	1.1	Scope of work	2
	1.2	Methodology and assumptions	2

2	ENERGY ANALYSIS AND PERFORMANCE GUARANTEE		3

	2.1	Description of the data set	3
	2.2	Weather correction	3
	2.3	Accuracy of Customer’s energy production forecasts	4
	2.4	Forecasting	5
	2.5	Degradation	8
	2.6	Performance guarantee payout modeling	9

3	TECHNICAL INPUTS TO FINANCIAL MODEL		13

	3.1	PV equipment replacement modeling	13
	3.2	BESS equipment replacement modeling	20
	3.3	Technical inputs to financial model conclusion	23

4	REFERENCES		24

List of tables

Table 1-1 Palmetto Portfolio summary	1
Table 2-1 Regional PI of the Production Sample	4
Table 2-2 Inverter PI of the Production Sample	5
Table 2-3 PTO PI of the Production Sample	5
Table 2-4 Forecast Sample distribution	5
Table 2-5 Future uncertainty by region	6
Table 2-6 Portfolio exceedance values considering IAV only	7
Table 2-7 Portfolio degradation rates	8
Table 2-8 Performance guarantee Correction Factors and standard deviation	9
Table 2-9 Performance guarantee payout forecasts for the Portfolio, 25 years with a 3-year payout schedule	10
Table 2-10 Performance guarantee payout forecasts for the Portfolio, 25 years with a 2-year payout schedule	11
Table 2-11 Performance guarantee payout forecasts for the Portfolio, 25 years with a 1-year payout schedule	12
Table 3-1 Portfolio inverter OEM	13
Table 3-2 Portfolio module OEM	14
Table 3-3 Labor costs by failure type	14
Table 3-4 Total annual equipment replacement costs for the Portfolio	18
Table 3-5 Annual equipment replacement costs for the Portfolio in $/kWdc	19
Table 3-6 Portfolio BESS Breakdown	20
Table 3-7 Portfolio BESS Breakdown	20
Table 3-8 Annual BESS equipment replacement cost forecast for the Portfolio	21
Table 3-9 Annual BESS equipment replacement cost forecast for the Portfolio per unit	22
Table 3-10 Portfolio equipment replacement model summary	23

List of figures

Figure 3-1 DNV primary residential inverter and optimizer failure rates	16
Figure 3-2 DNV primary module failure rates	17
Figure 3-3 Meter failure rates	17

DNV Document No.: 10621597-HOU-R-01, Issue: B, Status: Final – www.dnv.com	Page iii

1	INTRODUCTION

At the request of Palmetto Clean Technology Inc. (“Palmetto”, the “Customer” or the “Sponsor”), DNV has performed a technical due diligence review of the Sponsor’s portfolio of residential PV and PV + battery energy storage systems (BESS) projects (the “Portfolio”) in support of an anticipated securitization.

The purpose of this Report is to summarize DNV’s review of the Sponsor’s capabilities and the documentation received; to evaluate technical risks and mitigation measures relative to typical industry practice; and to advise on the status of any issues that appear technically incorrect and inconsistent with documentation or that remain unresolved at the time of the preparation of this Report.

Per the datatape DNV received, a summary of the Portfolio attributes is provided in Table 1-1.

Table 1-1 Palmetto Portfolio summary

Region	Number of systems	Capacity (kWdc)
AZ	879	7,789
CA	1,694	9,797
CO	252	1,739
CT	482	5,157
FL	2,117	24,526
GA	169	1,558
IA	43	411
IL	1,202	13,418
KS	5	39
MA	208	2,163
MD	196	2,375
ME	16	176
MI	100	745
MO	5	50
NC	17	169
NH	3	34
NJ	473	4,783
NM	18	113
NV	364	3,517
NY	325	3,407
OH	56	535
OK	10	75
OR	38	270
PA	199	2,311
RI	48	379
TX	729	6,898
VA	484	5,358
WV	58	850

Grand Total	10,190	98,642

DNV Document No.: 10621597-HOU-R-01, Issue: B, Status: Final – www.dnv.com	Page 1

1.1	Scope of work

The DNV scope of work is defined in the Frame Work Agreement (“Agreement”) OPP-00461779-SF-P-01-A , dated 13 March 2026 and work order, dated 01 April 2026, between Palmetto and DNV Energy USA Inc. This technical due diligence report (the “Report”) is provided pursuant to the terms and conditions of the Agreement, and disclosure of the Report to other potential investors and/or lenders is subject to provisions of the referenced terms and conditions and the disclaimer at the front of this Report.

The DNV scope of work includes the following:

•	Energy and performance guarantee forecasting

•	Technical inputs to the financial model

•	Equipment replacement modeling

Result tables presented herein are also presented in the attached spreadsheet deliverable 10621597-HOU-XL-01-B Palmetto Q2 2026 ABS TDD_23 April 2026.

1.2	Methodology and assumptions

This Independent Engineering (IE) Report is a high-level technical due diligence review intended for financial institutions, customers, and project developers. DNV is well qualified to conduct this study, with extensive experience in solar independent engineering and technology due diligence work.

This Report summarizes DNV’s assessment of the Portfolio and relies on the accuracy of the information provided. All those supplying product information have been open and forthcoming in providing the data that DNV has requested. This Report is based on some information not within the control of DNV. DNV believes that the information provided by others is true and correct and reasonable for the purposes of this Report. DNV has not been requested to make an independent analysis or verification of the validity of such information. DNV does not guarantee the accuracy of the data, information, or opinions provided by others. In preparing this Report and the opinions presented herein, DNV has made certain assumptions with respect to conditions that may exist or events that may occur in the future. DNV believes that these assumptions are reasonable for purposes of this Report, but actual events or conditions may cause results to differ materially from forward-looking statements.

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2	ENERGY ANALYSIS AND PERFORMANCE GUARANTEE

DNV analyzed production data from Palmetto’s Fleet of deployed systems to assess the accuracy of Palmetto’s energy production estimates with the goal of establishing expectations for future production risks going forward for the Portfolio.

2.1	Description of the data set

DNV received a production data file in January 2026 (“2026 data set”) with production estimates, actual production, and metadata for 26,614 systems with data through the end of January 2026 [1]. DNV used this production data for energy and performance guarantee payout forecasting for the Palmetto Portfolio.

DNV analyzed Palmetto’s operational data from the Production Data File using the following steps:

•	Clean the data to remove erroneous and excludable values;

•	Adjust the production data to long-term average behavior with regard to irradiance;

•	Calculate system performance indices based on the accuracy of Palmetto’s forecasts;

•	Apply uncertainties to the future Portfolio;

•	Forecast future production.

•

Of the 26,614 systems, 17,915 systems had sufficient production and metadata with which to perform a historical production analysis (the Production Sample). These systems represent systems with data until January 2026. DNV notes that systems with historical performance indices below 50% and greater than 150% are not included in the Production Sample.

2.2	Weather correction

DNV calculated the extent to which over/under production in a region can be attributed to differences between the irradiance during the operational period relative to the reference irradiation for that region. The analysis compared monthly global horizontal irradiation (GHI) over the operational period to the long-term reference GHI. DNV procured monthly GHI data from DNV Solcast, a web-based service that provides gridded satellite-based irradiance data with global coverage. Solcast’s global solar dataset is based on over a decade of high-resolution visible satellite imagery via the broadband visible wavelength channel. This data has been processed using a combination of peer-reviewed, industry standard techniques and processing algorithms developed in-house, including a cloud-index algorithm that produces consistent results when used with the large number of satellites that must be combined to construct a global dataset. The resulting time series of cloudiness (or cloud index) is then combined with other information to model the amount of solar radiation at the Earth’s surface. The outcome is a 17+ year dataset that provides hourly and sub-hourly estimates of surface irradiance (GHI, DNI, and DIF) for all the Earth’s land mass at a spatial resolution of approximately 3 km (2 arc minutes).

DNV mapped each system in the Residential Production Sample in order to run a clustering algorithm that selects irradiance tile locations based on the geographic distribution and climactic regime of each of the systems in the Residential Production Sample. A total of 81 tile locations were selected. The actual production of each system in the Residential Production Sample is adjusted according to the irradiance adjustment factor during the measurement period from the nearest irradiance tile. The irradiance adjustment factor is the ratio of the annual long-term average compared to the period of record of each system.

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2.3	Accuracy of Customer’s energy production forecasts

For each system, DNV computed the mean actual and expected monthly production for each of the twelve (12) calendar months. A Performance Index (PI) was then computed for each system by dividing the sum of monthly means for the actual production by the sum of monthly means for the expected production.

The Production Sample consists of 17,915 systems and the distribution of the performance indices in the Production Sample by region is displayed in the table below.

Table 2-1 Regional PI of the Production Sample

Region	System count	Total capacity (kWdc)	Irradiance adjusted PI
AZ	2,974	27,217	1.01
CA	3,258	22,219	0.97
CO	744	4,978	0.98
CT	540	5,591	1.02
FL	3,848	41,041	0.95
GA	380	3,386	0.97
IL	1,163	12,907	0.96
KS	101	829	0.89
MA	609	5,408	0.99
MD	100	1,038	0.92
ME	59	547	0.92
MI	60	429	0.91
NC	145	1,320	0.97
ND	1	6	1.02
NH	40	345	0.95
NJ	105	1,038	0.98
NM	119	782	0.99
NV	657	5,984	1.00
NY	17	178	0.98
OH	326	2,950	0.94
OK	215	1,943	0.93
PA	560	4,594	0.98
RI	28	231	0.97
TX	1,865	19,717	0.95
WA	1	14	1.03

Total	17,915	164,693	0.97

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The distribution of the performance indices in the Production Sample by inverter type is displayed in the table below.

Table 2-2 Inverter PI of the Production Sample

Inverter	System count	Irradiance adjusted PI
Enphase	12,837	0.97
SolarEdge	2,903	0.98
Tesla	2,154	0.96
Tigo	21	0.88

Total	17,915	0.97

The distribution of the performance indices in the Production Sample by PTO is displayed in the table below.

Table 2-3 PTO PI of the Production Sample

PTO year	System count	Irradiance adjusted PI
2023	420	0.97
2024	17,491	0.97
2025	4	0.83

Total	17,915	0.97

2.4 Forecasting

A representative sample of systems from the Production Sample was used to forecast for the (yet to be built) Portfolio with a total capacity of 98,642 kWdc as shown in the table below (the “Forecast Sample”). Systems in the Production Sample were randomly selected from the corresponding region to achieve the capacity for each region in the Forecast Sample. As shown in the Forecast Sample, the capacity of the Forecast Sample is 98,797 kWdc and the target capacity of the Portfolio is 98,642 kWdc. The number of systems in the Forecast Sample is higher than the target number of systems. DNV has calculated a Correction Factor for each region based on the weighted Performance Index of each asset in the Forecast Sample. The Correction Factor is the performance index of the systems selected for the Forecast Sample.

Table 2-4 Forecast Sample distribution

Region	Anticipated number of systems	Anticipated capacity (kWdc)	Forecast Sample systems	Forecast Sample capacity (kWdc)
AZ	879	7,789	846	7,792
CA	1,694	9,797	1,442	9,803
CO	252	1,739	261	1,748
CT	482	5,157	500	5,166
FL	2,117	24,526	2,294	24,536
GA	169	1,558	149	1,563

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Region	Anticipated number of systems	Anticipated capacity (kWdc)	Forecast Sample systems	Forecast Sample capacity (kWdc)
IA	43	411	57	413
IL	1,202	13,418	1,208	13,426
KS	5	39	4	43
MA	208	2,163	256	2,172
MD	196	2,375	270	2,379
ME	16	176	18	176
MI	100	745	91	750
MO	5	50	6	58
NC	17	169	19	173
NH	3	34	5	40
NJ	473	4,783	490	4,795
NM	18	113	19	120
NV	364	3,517	384	3,521
NY	325	3,407	333	3,413
OH	56	535	59	535
OK	10	75	11	85
OR	38	270	31	272
PA	199	2,311	280	2,316
RI	48	379	44	393
TX	729	6,898	661	6,900
VA	484	5,358	549	5,359
WV	58	850	82	852

Totals /Average	10,190	98,642	10,369	98,797

2.4.1	Irradiance uncertainty

DNV calculated the uncertainty or the interannual variability (IAV) of the solar resource for each region in the Portfolio as shown in Table 2-5.The Portfolio level IAV, which is influenced by each regional IAV value, is used to forecast portfolio level uncertainty in the table below.

Table 2-5 Future uncertainty by region

Region	Inter-Annual Variability
AZ	1.45%
CA	1.87%
CO	1.81%
CT	2.71%
FL	2.20%

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Region	Inter- Annual Variability
GA	2.20%
IA	1.93%
IL	2.57%
KS	2.98%
MA	2.36%
MD	2.45%
ME	2.11%
MI	2.26%
MO	2.98%
NC	2.66%
NH	2.11%
NJ	2.69%
NM	2.10%
NV	1.43%
NY	2.64%
OH	2.28%
OK	3.16%
OR	1.89%
PA	2.45%
RI	2.55%
TX	3.19%
VA	2.49%
WV	2.64%
Portfolio	1.92%

2.4.2	Annual forecasts inclusive of irradiance uncertainty only

Table 2-6 shows probability of exceedance values for the Portfolio for any given year when the only source of uncertainty considered is IAV. Availability losses or historical performance of the systems in the forecast sample and degradation are not considered in Table 2-6 below. Values are not specific to Year 1 of the Portfolio, but represent the probability of exceedance of the IAV for any 1-year period given the historical IAV of the regions represented in the Portfolio.

Table 2-6 Portfolio exceedance values considering IAV only

Exceedance value	1- year
P50	100.00%
P75	98.71%
P90	97.54%
P95	96.84%
P99	95.53%

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2.5	Degradation

For an individual system utilizing standard crystalline modules, DNV utilizes an asymmetric system-level degradation distribution with a mean of 0.81% . This system-level degradation rate distribution is based on a peer-reviewed study published by NREL and DNV. The study analyzed a quality-controlled performance data from numerous PV installations to isolate the effect of degradation from other performance factors. For Maxeon systems, DNV utilizes an annual system-level P50 degradation factor of 0.25% .

DNV notes that the study was primarily based on performance data from larger-capacity PV systems, rather than residential-scale systems study.

There are notable differences between long-term module level degradation rates, such as the rates detailed in manufacturers warranties, and system level degradation. This difference is often attributed to BOS losses and system level degradation, which is the sum of the module level degradation and BOS degradation effects. It should be emphasized that a module can degrade at a rate independent of other modules. Over time the variation of these rates leads to system mismatch where the optimum operating current and voltages of modules may vary. For hardwired arrays this can lead to none of the degraded modules working as well in the array as they would individually, and this impact is expected to increase with time.

The Portfolio will utilize microinverters and module-level-power-electronic (MLPE) technology. The utilization of micro-inverters and module-level-power-electronics technology on residential sites can theoretically mitigate some of the electrical mismatch that can further degrade system performance; however, DNV currently lacks sufficient and statistically robust data to evaluate this behavior.

DNV performed a simulation on the Portfolio systems to estimate the uncertainty in Portfolio-level degradation. A key assumption is that each module model behaves independently. Other factors can create either correlation or independence in degradation; however, little data is available to inform how these factors behave. In each realization of the simulation, a degradation rate is randomly sampled from a distribution unique to each module model, and this degradation rate is assigned to all systems utilizing that same module make and model. The Portfolio-level degradation rate was calculated as an energy estimate-weighted average of the degradation rates for all systems within the Portfolio. The results of 20,000 simulations of the Portfolio are presented in the table below.

Table 2-7 Portfolio degradation rates

Percentile	Degradation rate
P50	0.80%
P75	0.92%
P90	1.04%
P95	1.11%
P99	1.26%

•

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2.6	Performance guarantee payout modeling

DNV anticipates that in some cases the Customer’s performance guarantee under its customer agreements will result in reimbursements paid to homeowners. Performance guarantee payouts are observed throughout the residential solar industry.

DNV understands that the Customer guarantees 90% of expected production for both PPA and lease systems. Actual production in a given true-up period below 90% results in a refund to the customer, while actual production above 90% will be used to offset future underperformance. The true-up period for systems in the Portfolio is three years or two years depending on the contract.

When forecasting performance guarantee payouts DNV considers the historical performance of assets in the portfolio (defined as Correction Factor or Regional Correction Factor), IAV, and degradation. In the performance guarantee model, DNV calculates Correction Factor by averaging the annual Performance Index values for all systems in the Production Sample for that region that have more than two years of production data. The Correction Factor standard deviation for a given region is calculated by taking a standard deviation of annual Performance Index values for each system in a region. Then all system level standard deviations are averaged to determine a regional standard deviation for modeling purposes. The table below shows the performance guarantee Correction Factor and Correction Factor standard deviation for the performance guarantee calculations.

Table 2-8 Performance guarantee Correction Factors and standard deviation

Region	Systems with 2+ yrs data in Production Sample	Correction Factor	Standard deviation
US	4,527	0.98	0.08

DNV has forecast performance guarantee payouts for the Portfolio based on each system having either:

•	25 year agreement with a 3-year pay schedule, with the last year being a 1-year true-up

•	25 year agreement with a 2-year pay schedule, with the last year being a 1-year true up

•	25 year agreement with a 1-year pay schedule

The model was run at a 90% guarantee level via Monte Carlo simulation for the Forecast Sample of 10,369 systems, which were sampled from the 4,527 systems with sufficient data. The methodology employed for these calculations for both the lease and PPA systems is as follows:

The calculations were performed on the 10,369 systems in the Forecast Sample. Each asset was assigned a first-year generation estimate corresponding to the year 1 contract energy estimate from the production sample used for synthetic dataset creation.

For each system, production was simulated for each year of the customer agreement according to the following process:

A Regional Correction Factor was sampled from the system’s Regional Correction Factor distribution for each year of each system realization.

A degradation rate was sampled for each system for each realization. DNV’s degradation distribution for PV systems has a median of 0.64% and a mean of 0.81% .

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For each year of each system realization, inter-annual variability values were sampled from the Portfolio variability distributions for each year. These variability values were applied to the simulated production from (b).

If production for any year was below either 90% of the estimate for that year, the difference was considered reimbursable energy, and a refund is issued to the homeowner. If production exceeded the guaranteed production, that amount is banked against future underproduction.

For each system, the annual reimbursement rates were calculated as the ratio of the reimbursable energy to the estimated production in that year. The system’s total reimbursement rate was calculated as the ratio of the total reimbursable energy to the total energy produced. The average reimbursement rate was calculated for each region for both the annual and the lifetime results.

The model was run with 1,000 realizations and the P50, P75, P90, and P99 reimbursement rates were calculated.

Results are presented in Table 2-9 below as the ratio of reimbursable energy to the forecast energy for that three-year period (one year period for the last year of contract term). DNV’s forecast assumes that each system starts on the same date. The forecasts can be applied proportionally across different start years.

Table 2-9 Performance guarantee payout forecasts for the Portfolio, 25 years with a 3-year payout schedule

Year	P50	P75	P90	P95	P99
1
2
3	0.19%	0.28%	0.38%	0.44%	0.55%
4
5
6	0.10%	0.13%	0.15%	0.17%	0.21%
7
8
9	0.32%	0.36%	0.40%	0.42%	0.46%
10
11
12	0.69%	0.75%	0.80%	0.83%	0.89%
13
14
15	1.14%	1.21%	1.26%	1.30%	1.37%
16
17
18	1.65%	1.73%	1.80%	1.84%	1.91%
19
20
21	2.21%	2.29%	2.37%	2.41%	2.50%
22
23
24	2.81%	2.90%	3.00%	3.05%	3.14%
25	3.25%	3.35%	3.45%	3.53%	3.61%

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Table 2-10 Performance guarantee payout forecasts for the Portfolio, 25 years with a 2-year payout schedule

Year	P50	P75	P90	P95	P99
1
2	0.26%	0.37%	0.51%	0.59%	0.72%
3
4	0.06%	0.09%	0.12%	0.14%	0.19%
5
6	0.12%	0.14%	0.17%	0.19%	0.23%
7
8	0.26%	0.30%	0.34%	0.36%	0.40%
9
10	0.49%	0.53%	0.58%	0.61%	0.67%
11
12	0.76%	0.82%	0.87%	0.90%	0.96%
13
14	1.06%	1.12%	1.18%	1.22%	1.29%
15
16	1.38%	1.46%	1.53%	1.56%	1.63%
17
18	1.74%	1.82%	1.88%	1.93%	2.00%
19
20	2.11%	2.20%	2.27%	2.31%	2.40%
21
22	2.50%	2.58%	2.67%	2.73%	2.81%
23
24	2.92%	3.01%	3.11%	3.16%	3.24%
25	3.25%	3.35%	3.45%	3.53%	3.61%

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Table 2-11 Performance guarantee payout forecasts for the Portfolio, 25 years with a 1-year payout schedule

Year	P50	P75	P90	P95	P99
1	0.37%	0.54%	0.74%	0.85%	0.99%
2	0.15%	0.20%	0.28%	0.33%	0.45%
3	0.06%	0.09%	0.13%	0.15%	0.21%
4	0.06%	0.09%	0.11%	0.13%	0.16%
5	0.09%	0.12%	0.15%	0.16%	0.20%
6	0.15%	0.17%	0.20%	0.22%	0.26%
7	0.22%	0.25%	0.29%	0.30%	0.34%
8	0.31%	0.35%	0.39%	0.41%	0.45%
9	0.42%	0.47%	0.51%	0.54%	0.60%
10	0.55%	0.60%	0.65%	0.68%	0.75%
11	0.69%	0.74%	0.80%	0.83%	0.87%
12	0.83%	0.89%	0.95%	0.98%	1.05%
13	0.98%	1.04%	1.09%	1.14%	1.22%
14	1.13%	1.20%	1.26%	1.30%	1.35%
15	1.30%	1.37%	1.44%	1.47%	1.53%
16	1.47%	1.55%	1.62%	1.66%	1.72%
17	1.65%	1.72%	1.80%	1.85%	1.91%
18	1.82%	1.91%	1.97%	2.01%	2.09%
19	2.01%	2.10%	2.18%	2.21%	2.29%
20	2.21%	2.29%	2.37%	2.41%	2.50%
21	2.40%	2.49%	2.57%	2.62%	2.70%
22	2.59%	2.68%	2.77%	2.83%	2.92%
23	2.81%	2.91%	3.01%	3.05%	3.13%
24	3.03%	3.12%	3.22%	3.27%	3.36%
25	3.25%	3.35%	3.45%	3.53%	3.61%

DNV Document No.: 10621597-HOU-R-01, Issue: B, Status: Final – www.dnv.com	Page 12

3	TECHNICAL INPUTS TO FINANCIAL MODEL

DNV has reviewed the Portfolio financial model (the “Model”) to assess reasonableness of revenue projections, construction and interconnection budgets, and operating cost assumptions.

DNV has not independently verified Model mechanics. The DNV analysis is exclusive of assumed impacts of inflation and dollar values provided are in 2026 dollars unless otherwise noted.

3.1	PV equipment replacement modeling

The DNV model is designed to simulate an ownership model in which Palmetto is responsible for all O&M costs. DNV’s model considers equipment failure rates, projected equipment costs, equipment warranties, system size, likelihood of multiple non-critical failures on a single system, and labor costs. For modeling purposes, DNV has modeled 25 years starting in year 2026.

3.1.1	PV equipment replacement assumptions

3.1.1.1	Portfolio

•	The lease/PPA for all systems is 25 years; no lease renewals or defaults are considered.

•	No equipment replacement costs past lease expiration date.

•	All equipment is expected to be installed in 2025.

DNV modeled the inverter capacities in Table 3-1.

Table 3-1 Portfolio inverter OEM

Inverter OEM	Capacity [kWdc]	% of total capacity
Enphase	50,353	51.05%
SolarEdge	25,546	25.90%
Tesla	17,913	18.16%
QCells	4,795	4.86%
Tigo	36	0.04%

Total	98,642	100.00%

DNV Document No.: 10621597-HOU-R-01, Issue: B, Status: Final – www.dnv.com	Page 13

DNV modeled module capacities and quality classifications in Table 3-2.

Table 3-2 Portfolio module OEM

Module OEM	Capacity [kWdc]	% of total capacity	Quality classification
Qcells	26,174	26.53%	High
Ja Solar	19,638	19.91%	High
Jinko	13,082	13.26%	High
Canadian Solar	12,258	12.43%	High
Hyundai	7,863	7.97%	Typical
LongI	6,074	6.16%	High
Trina	4,174	4.23%	High
Silfab	2,935	2.98%	Typical
Sirius (By Elin)	1,696	1.72%	Typical
SEG	1,658	1.68%	Unknown
Vsun	1,408	1.43%	Typical
REC	1,021	1.04%	Unknown
Mission	309	0.31%	Unknown
Maxeon	253	0.26%	High
ZNShine	91	0.09%	Typical
Other	8	0.01%	Unknown

Total	98,642	100.00%

3.1.1.2 Labor

DNV modeled the anticipated costs to replace all PV equipment (modules, string inverters, optimizers, microinverters, and monitoring and communications equipment) in the Portfolio. DNV assumed the labor costs are fully born by Palmetto for the entire Portfolio.

•	Truck roll costs are synonymous with labor costs and are exclusive of equipment costs.

•

Palmetto provided DNV with average historical truck roll costs by equipment type as well as the average number of truck rolls required for each type of failure to fully remedy [2]. The table below presents the average truck roll costs presented to DNV and the average number of truck rolls required for each type of failure.

Table 3-3 Labor costs by failure type

Equipment type	Truck roll cost range	Average number of truck rolls required	Total replacement labor cost per failure
Microinverter	$430	1.11	$478
Optimizer	$398	1.11	$442
String	$366	1.11	$407

•	Labor costs per failure have been modeled at a blended rate of $456, which considers the distribution of microinverter, optimizer, and string inverter systems in the Portfolio.

DNV Document No.: 10621597-HOU-R-01, Issue: B, Status: Final – www.dnv.com	Page 14

•

The failure of one module, optimizer, or microinverter, all considered non-critical components, only decreases system production incrementally by the proportion of energy represented by that part in the system. DNV’s model requires that at least five (5) non-critical components fail before a truck roll is allowed on a given system.

•

In order to model the number of truck-rolls required, DNV used the binomial distribution to calculate the number of sites which had a minimum threshold of failed non-critical components. For example, a minimum threshold could be one (1) failed microinverter and one (1) failed module on an Enphase system. The binomial distribution can be used to calculate how many sites have two (2) non-critical component failures necessitating a truck roll.

•	Labor cost escalation has not been modeled.

•	DNV did not model reimbursement from manufacturers for warranty replacement labor.

3.1.1.3 Equipment

DNV’s O&M cost forecasting assumes the Sponsor possesses mature logistics capabilities and is able to exercise and enforce all relevant equipment warranties to their fullest extent. Under successful warranty claims, the equipment and shipping costs to replace failed components are fully covered by the original equipment manufacturer. Each equipment manufacturer provides distinct warranty terms, after which all replacement equipment costs are fully borne by the system Owner.

•	Equipment is modeled considering the following warranties:

•	Modules:

•	High Durability: 30 years

•	Typical Quality: 25 years

•	Unknown Quality: 25 years

•	Inverters:

•	SolarEdge Inverters: 25 years

•	SolarEdge Optimizers: 25 years

•	Tesla Inverters: 12.5 years

•	Enphase microinverters: 25 years

•	Qcells: 25 years

•	Tigo: 12.5 years

•	Monitoring hardware: 5 years for all manufacturers

•	DNV assumes monitoring hardware count is the same as the number of string inverters, and for systems with microinverters 1 monitoring system is used per project

•	DNV assumes 1.2 string inverters per system.

•

For each Tesla inverter installed, Palmetto holds $600 back from each installer. This is put into a reserve to be allocated toward Tesla inverter failures after the Tesla 12.5-year inverter warranty expires. DNV modeled a reserve of $1,309,680 ($600 * 2,183 Tesla inverters) against which equipment costs of Tesla inverters are offset after the warranty expires. The reserve covers inverter equipment costs until 2046.

•	DNV assumes all warranties are honored for the full term and has not derated any warranty terms based on the financial strength of the OEMs.

•	DNV considers primary and secondary equipment failures, meaning equipment that is replaced can fail again.

•	DNV assumed the following equipment costs:

•	Palmetto provided average equipment pricing from 2025 for a sample of modules and inverters [3].

•	Modules: $0.417/Wdc

DNV Document No.: 10621597-HOU-R-01, Issue: B, Status: Final – www.dnv.com	Page 15

•	Inverters:

•	String: $0.395/Wdc

•	Micro: $0.326/Wdc

•	Optimizers: $0.180/Wdc

•	DNV assumes pricing will decrease by 2.5% year over year.

•	DNV has not considered recent tariffs or supply chain challenges seen in the solar market in these assumptions.

•	DNV assumes an annual meter cost of $250/meter for the 25-year modeled term. Palmetto confirmed its historical data supports this $250 blended rate for meter replacement costs. [4]

3.1.2 Inverter failure rates

DNV assumes the inverter and optimizer failure rates as shown in the below figure. DNV’s projected failure rates are based on available data.

Figure 3-1 DNV primary residential inverter and optimizer failure rates

DNV Document No.: 10621597-HOU-R-01, Issue: B, Status: Final – www.dnv.com	Page 16

3.1.3 Module failure rates

DNV assumes the module failure rates as shown in the below figure. DNV’s projected failure rates are based on available data.

Figure 3-2 DNV primary module failure rates

3.1.4	Meter failure rates

DNV assumes the meter failure rates as shown in the below figure. The Portfolio was modeled to assume a 15-year meter useful life.

Figure 3-3 Meter failure rates

DNV Document No.: 10621597-HOU-R-01, Issue: B, Status: Final – www.dnv.com	Page 17

3.1.5	Solar replacement costs

Table 3-4 and Table 3-5 below show the results in annual and lifetime $ / kWdc and total $ / Portfolio. DNV also notes that these costs are exclusive of labor inflation. Given the high uncertainty of long-term forecasting, DNV is presenting a ± 30% range on the cost estimate to represent potential conservative and optimistic outcomes.

Table 3-4 Total annual equipment replacement costs for the Portfolio

	Equipment		Labor		Total
Year	Low	High	Low	High	Low	High
1	$0	$0	$22,322	$41,456	$22,322	$41,456
2	$0	$0	$14,348	$26,646	$14,348	$26,646
3	$0	$0	$14,029	$26,053	$14,029	$26,053
4	$0	$0	$14,029	$26,053	$14,029	$26,053
5	$0	$0	$14,029	$26,053	$14,029	$26,053
6	$0	$0	$14,029	$26,053	$14,029	$26,053
7	$0	$0	$14,029	$26,053	$14,029	$26,053
8	$350	$650	$14,985	$27,830	$15,335	$28,480
9	$2,100	$3,900	$19,448	$36,118	$21,548	$40,018
10	$9,450	$17,550	$39,183	$72,768	$48,633	$90,318
11	$32,200	$59,800	$106,889	$198,509	$139,089	$258,309
12	$85,400	$158,600	$238,240	$442,446	$323,640	$601,046
13	$178,150	$330,850	$418,593	$777,386	$596,743	$1,108,236
14	$290,675	$539,825	$621,135	$1,153,536	$911,810	$1,693,361
15	$371,525	$689,975	$759,226	$1,409,992	$1,130,751	$2,099,967
16	$371,525	$689,975	$764,604	$1,419,979	$1,136,129	$2,109,954
17	$290,675	$539,825	$640,058	$1,188,679	$930,733	$1,728,504
18	$178,150	$330,850	$471,669	$875,957	$649,819	$1,206,807
19	$85,400	$158,600	$372,238	$691,300	$457,638	$849,900
20	$39,625	$73,589	$393,379	$730,561	$433,004	$804,151
21	$450,219	$836,121	$529,092	$982,599	$979,310	$1,818,719
22	$453,170	$841,601	$429,172	$797,034	$882,342	$1,638,635
23	$393,899	$731,526	$358,716	$666,187	$752,615	$1,397,713
24	$299,428	$556,080	$314,420	$583,923	$613,848	$1,140,004
25	$211,729	$393,211	$297,797	$553,051	$509,525	$946,262

TOTAL	$3,743,669	$6,952,527	$6,895,659	$12,806,223	$10,639,327	$19,758,750

DNV Document No.: 10621597-HOU-R-01, Issue: B, Status: Final – www.dnv.com	Page 18

Table 3-5 Annual equipment replacement costs for the Portfolio in $/kWdc

	Equipment		Labor		Total
Year	Low	High	Low	High	Low	High
1	$0.00	$0.00	$0.23	$0.42	$0.23	$0.42
2	$0.00	$0.00	$0.15	$0.27	$0.15	$0.27
3	$0.00	$0.00	$0.14	$0.26	$0.14	$0.26
4	$0.00	$0.00	$0.14	$0.26	$0.14	$0.26
5	$0.00	$0.00	$0.14	$0.26	$0.14	$0.26
6	$0.00	$0.00	$0.14	$0.26	$0.14	$0.26
7	$0.00	$0.00	$0.14	$0.26	$0.14	$0.26
8	$0.00	$0.01	$0.15	$0.28	$0.16	$0.29
9	$0.02	$0.04	$0.20	$0.37	$0.22	$0.41
10	$0.10	$0.18	$0.40	$0.74	$0.49	$0.92
11	$0.33	$0.61	$1.08	$2.01	$1.41	$2.62
12	$0.87	$1.61	$2.42	$4.49	$3.28	$6.09
13	$1.81	$3.35	$4.24	$7.88	$6.05	$11.23
14	$2.95	$5.47	$6.30	$11.69	$9.24	$17.17
15	$3.77	$6.99	$7.70	$14.29	$11.46	$21.29
16	$3.77	$6.99	$7.75	$14.40	$11.52	$21.39
17	$2.95	$5.47	$6.49	$12.05	$9.44	$17.52
18	$1.81	$3.35	$4.78	$8.88	$6.59	$12.23
19	$0.87	$1.61	$3.77	$7.01	$4.64	$8.62
20	$0.40	$0.75	$3.99	$7.41	$4.39	$8.15
21	$4.56	$8.48	$5.36	$9.96	$9.93	$18.44
22	$4.59	$8.53	$4.35	$8.08	$8.94	$16.61
23	$3.99	$7.42	$3.64	$6.75	$7.63	$14.17
24	$3.04	$5.64	$3.19	$5.92	$6.22	$11.56
25	$2.15	$3.99	$3.02	$5.61	$5.17	$9.59

TOTAL	$37.95	$70.48	$69.91	$129.83	$107.86	$200.31

DNV Document No.: 10621597-HOU-R-01, Issue: B, Status: Final – www.dnv.com	Page 19

3.2	BESS equipment replacement modeling

DNV modeled the cost of replacing BESS within the Portfolio. The Portfolio has been modeled with 2,451 BESS units according to the distribution in the table below.

Table 3-6 Portfolio BESS Breakdown

Supplier	Units	Concentration
Tesla	1,025	41.80%
SolarEdge	681	27.77%
Enphase	717	29.24%
Franklin	28	1.14%
Unknown[1]	1	0.04%

Total	2,452	100.00%

DNV made the following assumptions:

•	BESS units cost $6,250 in Year 1 and decline in cost at 3.5% annually for 20 years after which equipment costs remain flat.

•	Secondary failures are also modeled, meaning that a replaced unit can fail again.

•	Each unit that fails is required to be replaced.

•	Palmetto confirmed that a BESS truck roll is $366 and the average number of truck rolls to replace a failed BESS is 1.11 [5]. Therefore, DNV modeled the cost of labor as $407 per BESS failure.

•	All units were modeled as installed in the same year. DNV notes that most assets in the Portfolio were installed in 2025.

•	No labor escalation has been modeled.

Each BESS product follows manufacturer specific warranty and labor reimbursement terms as provided by Palmetto and shown in the table below. To the extent that manufacturer labor reimbursement does not cover the full modeled labor cost, DNV considers the difference to be payable by Palmetto, which has been considered in the modeled results. DNV assumes warranties begin at the start of installation of the first unit of a project and do not extend if a unit fails within the warranty period.

Table 3-7 Portfolio BESS Breakdown

Supplier	Warranty term (years)	Labor reimbursement term (years)	First labor reimbursement	Second labor reimbursement
Tesla[2]	12	5	$450	$450
SolarEdge	10	10	$250	$125
Enphase	15	15	$350	$350
Franklin[3]	12	12	$750	$750

[1]	Not modeled
[2]

DNV notes that given Tesla’s first and second labor reimbursement is greater than the modeled cost of a truck roll ($407), DNV assumed that Tesla’s reimbursement would only be up to the truck roll cost of $407.

[3]

DNV notes that given Franklin’s first and second labor reimbursement is greater than the modeled cost of a truck roll ($407), DNV assumed that Franklin’s reimbursement would only be up to the truck roll cost of $407.

DNV Document No.: 10621597-HOU-R-01, Issue: B, Status: Final – www.dnv.com	Page 20

All products except for Enphase were modeled along DNV’s generic BESS failure curve. DNV’s generic curve is based on a 10-year warranty term and 70% capacity up to Year 10 and 60% capacity up to Year 25. Enphase BESS units were modeled along the Enphase 70% BESS primary failure curves provided in 10585605 HOU-R-01-C Enphase Replacement Curves Analysis [6].

Table 3-8 Annual BESS equipment replacement cost forecast for the Portfolio

Year	Primary failures						Secondary failures
	Equipment cost		Labor cost		Total primary		Equipment cost		Labor cost		Total secondary		Total BESS replacement costs
	Low	High	Low	High	Low	High	Low	High	Low	High	Low	High	Low	High
1	$0	$0	$4,743	$8,808	$4,743	$8,808	$0	$0	$0	$0	$0	$0	$4,743	$8,808
2	$0	$0	$1,660	$3,083	$1,660	$3,083	$0	$0	$544	$1,010	$544	$1,010	$2,204	$4,093
3	$0	$0	$1,215	$2,256	$1,215	$2,256	$0	$0	$381	$707	$381	$707	$1,596	$2,963
4	$0	$0	$1,024	$1,901	$1,024	$1,901	$0	$0	$345	$641	$345	$641	$1,369	$2,542
5	$0	$0	$1,941	$3,605	$1,941	$3,605	$0	$0	$332	$616	$332	$616	$2,273	$4,221
6	$0	$0	$8,887	$16,504	$8,887	$16,504	$0	$0	$1,792	$3,328	$1,792	$3,328	$10,679	$19,832
7	$0	$0	$7,472	$13,877	$7,472	$13,877	$0	$0	$1,992	$3,699	$1,992	$3,699	$9,464	$17,576
8	$0	$0	$14,599	$27,112	$14,599	$27,112	$0	$0	$1,901	$3,531	$1,901	$3,531	$16,500	$30,644
9	$0	$0	$51,460	$95,568	$51,460	$95,568	$0	$0	$3,114	$5,783	$3,114	$5,783	$54,574	$101,351
10	$0	$0	$53,153	$98,712	$53,153	$98,712	$0	$0	$9,209	$17,102	$9,209	$17,102	$62,362	$115,814
11	$24,823	$46,100	$5,906	$10,969	$30,729	$57,069	$57,791	$107,326	$13,493	$25,058	$71,284	$132,384	$102,013	$189,453
12	$23,381	$43,421	$5,802	$10,775	$29,183	$54,196	$30,484	$56,613	$7,376	$13,698	$37,860	$70,311	$67,042	$124,507
13	$178,682	$331,838	$19,975	$37,097	$198,657	$368,935	$67,227	$124,850	$6,713	$12,466	$73,939	$137,316	$272,597	$506,251
14	$428,080	$795,006	$50,791	$94,326	$478,871	$889,332	$91,245	$169,455	$9,456	$17,560	$100,700	$187,015	$579,571	$1,076,347
15	$534,574	$992,781	$64,748	$120,246	$599,322	$1,113,027	$136,340	$253,204	$14,626	$27,163	$150,967	$280,366	$750,289	$1,393,393
16	$668,151	$1,240,852	$74,186	$137,773	$742,337	$1,378,625	$154,732	$287,360	$17,180	$31,906	$171,912	$319,266	$914,249	$1,697,891
17	$243,878	$452,916	$28,060	$52,112	$271,938	$505,028	$167,008	$310,158	$19,216	$35,686	$186,224	$345,844	$458,162	$850,872
18	$233,853	$434,298	$27,883	$51,782	$261,735	$486,080	$210,425	$390,790	$25,089	$46,594	$235,514	$437,384	$497,250	$923,464
19	$112,372	$208,690	$13,884	$25,785	$126,256	$234,475	$257,368	$477,969	$31,799	$59,056	$289,167	$537,025	$415,423	$771,500
20	$59,710	$110,890	$7,645	$14,198	$67,355	$125,088	$189,537	$351,997	$24,268	$45,069	$213,804	$397,065	$281,159	$522,153
21	$67,271	$124,932	$8,613	$15,996	$75,884	$140,928	$132,231	$245,573	$16,930	$31,442	$149,162	$277,015	$225,046	$417,943
22	$51,330	$95,327	$6,572	$12,205	$57,902	$107,533	$163,440	$303,532	$20,926	$38,863	$184,366	$342,395	$242,269	$449,928
23	$28,853	$53,585	$3,694	$6,861	$32,548	$60,445	$230,811	$428,649	$29,552	$54,883	$260,363	$483,532	$292,911	$543,977
24	$37,621	$69,867	$4,817	$8,946	$42,438	$78,813	$290,668	$539,811	$37,216	$69,116	$327,884	$608,927	$370,321	$687,740
25	$101,225	$187,990	$12,961	$24,070	$114,186	$212,060	$279,600	$519,257	$35,799	$66,484	$315,399	$585,741	$429,585	$797,801

Totals	$2,793,804	$5,188,493	$481,690	$894,567	$3,275,494	$6,083,060	$2,458,907	$4,566,541	$329,250	$611,464	$2,788,156	$5,178,005	$6,063,650	$11,261,064

DNV Document No.: 10621597-HOU-R-01, Issue: B, Status: Final – www.dnv.com	Page 21

Table 3-9 Annual BESS equipment replacement cost forecast for the Portfolio per unit

Year	Primary failures						Secondary failures
	Equipment cost (per unit)		Labor cost (per unit)		Total primary (per unit)		Equipment cost (per unit)		Labor cost (per unit)		Total secondary (per unit)		Total BESS replacement costs (per unit)
	Low	High	Low	High	Low	High	Low	High	Low	High	Low	High	Low	High
1	$0	$0	$2	$4	$2	$4	$0	$0	$0	$0	$0	$0	$2	$4
2	$0	$0	$1	$1	$1	$1	$0	$0	$0	$0	$0	$0	$1	$2
3	$0	$0	$0	$1	$0	$1	$0	$0	$0	$0	$0	$0	$1	$1
4	$0	$0	$0	$1	$0	$1	$0	$0	$0	$0	$0	$0	$1	$1
5	$0	$0	$1	$1	$1	$1	$0	$0	$0	$0	$0	$0	$1	$2
6	$0	$0	$4	$7	$4	$7	$0	$0	$1	$1	$1	$1	$4	$8
7	$0	$0	$3	$6	$3	$6	$0	$0	$1	$2	$1	$2	$4	$7
8	$0	$0	$6	$11	$6	$11	$0	$0	$1	$1	$1	$1	$7	$13
9	$0	$0	$21	$39	$21	$39	$0	$0	$1	$2	$1	$2	$22	$41
10	$0	$0	$22	$40	$22	$40	$0	$0	$4	$7	$4	$7	$25	$47
11	$10	$19	$2	$4	$13	$23	$24	$44	$6	$10	$29	$54	$42	$77
12	$10	$18	$2	$4	$12	$22	$12	$23	$3	$6	$15	$29	$27	$51
13	$73	$135	$8	$15	$81	$151	$27	$51	$3	$5	$30	$56	$111	$207
14	$175	$324	$21	$38	$195	$363	$37	$69	$4	$7	$41	$76	$236	$439
15	$218	$405	$26	$49	$245	$454	$56	$103	$6	$11	$62	$114	$306	$568
16	$273	$506	$30	$56	$303	$562	$63	$117	$7	$13	$70	$130	$373	$693
17	$100	$185	$11	$21	$111	$206	$68	$127	$8	$15	$76	$141	$187	$347
18	$95	$177	$11	$21	$107	$198	$86	$159	$10	$19	$96	$178	$203	$377
19	$46	$85	$6	$11	$52	$96	$105	$195	$13	$24	$118	$219	$169	$315
20	$24	$45	$3	$6	$27	$51	$77	$144	$10	$18	$87	$162	$115	$213
21	$27	$51	$4	$7	$31	$57	$54	$100	$7	$13	$61	$113	$92	$171
22	$21	$39	$3	$5	$24	$44	$67	$124	$9	$16	$75	$140	$99	$184
23	$12	$22	$2	$3	$13	$25	$94	$175	$12	$22	$106	$197	$120	$222
24	$15	$29	$2	$4	$17	$32	$119	$220	$15	$28	$134	$248	$151	$281
25	$41	$77	$5	$10	$47	$87	$114	$212	$15	$27	$129	$239	$175	$326

Totals	$1,140	$2,117	$197	$365	$1,336	$2,482	$1,003	$1,863	$134	$249	$1,138	$2,113	$2,474	$4,594

As stated above, DNV’s model assumes all BESS units are installed in 2025 and the modeled term starts in 2026. The Model also does not account for assets tailing out at the end of a contract. DNV’s generic BESS failure curve considers primary and secondary failures and assumes that all BESS products fail within 20 years. DNV’s modeled forecast BESS equipment replacement costs are between $2,474 - $4,594 per BESS unit in 2026 dollars.

DNV Document No.: 10621597-HOU-R-01, Issue: B, Status: Final – www.dnv.com	Page 22

3.3	Technical inputs to financial model conclusion

A summary of the PV equipment replacement model and the BESS equipment replacement model is presented below.

Table 3-10 Portfolio equipment replacement model summary

Year	Total PV Equipment		Total PV Labor		Total BESS Equipment		Total BESS Labor		Total Cost
	Low	High	Low	High	Low	High	Low	High	Low	High
1	$0	$0	$22,322	$41,456	$0	$0	$4,743	$8,808	$27,065	$50,264
2	$0	$0	$14,348	$26,646	$0	$0	$2,204	$4,093	$16,552	$30,739
3	$0	$0	$14,029	$26,053	$0	$0	$1,596	$2,963	$15,624	$29,017
4	$0	$0	$14,029	$26,053	$0	$0	$1,369	$2,542	$15,397	$28,595
5	$0	$0	$14,029	$26,053	$0	$0	$2,273	$4,221	$16,302	$30,275
6	$0	$0	$14,029	$26,053	$0	$0	$10,679	$19,832	$24,708	$45,886
7	$0	$0	$14,029	$26,053	$0	$0	$9,464	$17,576	$23,493	$43,629
8	$350	$650	$14,985	$27,830	$0	$0	$16,500	$30,644	$31,836	$59,124
9	$2,100	$3,900	$19,448	$36,118	$0	$0	$54,574	$101,351	$76,122	$141,369
10	$9,450	$17,550	$39,183	$72,768	$0	$0	$62,362	$115,814	$110,994	$206,132
11	$32,200	$59,800	$106,889	$198,509	$82,614	$153,425	$19,399	$36,028	$241,102	$447,762
12	$85,400	$158,600	$238,240	$442,446	$53,865	$100,034	$13,178	$24,473	$390,683	$725,554
13	$178,150	$330,850	$418,593	$777,386	$245,909	$456,688	$26,688	$49,564	$869,339	$1,614,487
14	$290,675	$539,825	$621,135	$1,153,536	$519,325	$964,460	$60,247	$111,886	$1,491,381	$2,769,707
15	$371,525	$689,975	$759,226	$1,409,992	$670,915	$1,245,984	$79,374	$147,409	$1,881,040	$3,493,360
16	$371,525	$689,975	$764,604	$1,419,979	$822,883	$1,528,212	$91,366	$169,679	$2,050,378	$3,807,845
17	$290,675	$539,825	$640,058	$1,188,679	$410,886	$763,074	$47,276	$87,798	$1,388,895	$2,579,376
18	$178,150	$330,850	$471,669	$875,957	$444,278	$825,088	$52,972	$98,376	$1,147,069	$2,130,271
19	$85,400	$158,600	$372,238	$691,300	$369,740	$686,660	$45,683	$84,841	$873,061	$1,621,400
20	$39,625	$73,589	$393,379	$730,561	$249,247	$462,887	$31,913	$59,267	$714,164	$1,326,304
21	$450,219	$836,121	$529,092	$982,599	$199,502	$370,505	$25,544	$47,438	$1,204,356	$2,236,662
22	$453,170	$841,601	$429,172	$797,034	$214,770	$398,859	$27,499	$51,069	$1,124,610	$2,088,562
23	$393,899	$731,526	$358,716	$666,187	$259,664	$482,233	$33,247	$61,744	$1,045,525	$1,941,690
24	$299,428	$556,080	$314,420	$583,923	$328,288	$609,678	$42,033	$78,061	$984,170	$1,827,743
25	$211,729	$393,211	$297,797	$553,051	$380,825	$707,247	$48,760	$90,554	$939,111	$1,744,062

Totals	$3,743,669	$6,952,527	$6,895,659	$12,806,223	$5,252,711	$9,755,034	$810,939	$1,506,030	$16,702,977	$31,019,815

DNV Document No.: 10621597-HOU-R-01, Issue: B, Status: Final – www.dnv.com	Page 23

4	REFERENCES

[1] Palmetto, Copy of DNV - Jan 2026._with_zipcode_lat_long, 27 January 2026.

[2] Fairbank, David, Re New Palmetto Fund IE Report, 12 September 2025.

[3] Fairbank, David, Excel; 202603_Equipment Pricing_Palmetto, 03 March 2026.

[4] Fairbank, David, Re: Equipment Replacement Reports, 15 September 2025.

[5] D. Fairbank, Email from David Fairbank Subject Line: Re: Equipment Replacement Reports, 12 September 2025.

[6] DNV, 10585605 HOU-R-01-C Enphase Replacement Curves Analysis, 30 October 2025.

[7] DNV, 10585605 HOU-R-01-C Enphase Replacement Curves Analysis, 30 October 2025.

DNV Document No.: 10621597-HOU-R-01, Issue: B, Status: Final – www.dnv.com	Page 24

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